UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014

SONOCO PRODUCTS COMPANY

Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01    Other Events.

As previously disclosed, beginning in the first quarter of 2014, Sonoco Products Company (Sonoco) realigned certain of its reportable segments. Sonoco Alloyd, the Company's retail security packaging component, became part of the Display and Packaging segment, having previously been included in the Protective Solutions segment. Management believes this change enables these businesses to better leverage the Company's capabilities, products, and services in order to provide complete solutions to our retail merchandising customers. This change did not impact Sonoco's other existing reportable segments.

Sonoco is filing this Current Report on Form 8-K to reclassify historical segment information for the Display and Packaging and Protective Solutions segments to correspond with its current segment structure.

Exhibit 99.1 to this Current Report on Form 8-K, included herein, provides reclassified segment discussions within the following items of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the 2013 Form 10-K), as filed with the Securities and Exchange Commission (SEC) on March 3, 2014:

•
Part I, "Item 1. Business" - solely to reflect changes in the discussion under the captions "(B) Financial information about segments" and "(C) Narrative Description of Business - Products and Services"

•
Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" - solely to reflect changes in "Results of operations - 2013 versus 2012," "Results of Operations - 2012 versus 2011," and "Critical accounting policies and estimates - Impairment of goodwill"

•
Part II, "Item 8. Financial Statements and Supplementary Data" - solely to reflect changes in the "Notes to the Consolidated Financial Statements," specifically "Note 4 - Restructuring and asset impairment," "Note 7 - Goodwill and other intangible assets," and "Note 16 - Segment reporting" as well as the "Report of Independent Registered Public Accounting Firm"

The changes in reportable segment structure discussed above, as reflected in the information included in this Current Report on Form 8-K, affect only the manner in which the results for the Protective Solutions and Display and Packaging segments were previously reported. The Current Report on Form 8-K does not reclassify nor restate Sonoco's previously reported consolidated financial statements for any period, and all other information in the 2013 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2013 Form 10-K with the SEC. Beginning in 2014, Sonoco's financial statements will reflect the realignment of its reportable segments with prior periods adjusted accordingly. The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the 2013 Form 10-K.

Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
23    Consent of Independent Registered Public Accounting Firm

99.1	Part I, "Item 1. Business"
Part II, "Item 7. Management's Discussion of Analysis of Financial Condition and Results of Operations," ("Results of operations - 2013 versus 2012," "Results of operations - 2012 versus 2011," and "Critical accounting policies estimates - Impairment of goodwill")
Part II, "Item 8. Financial Statements and Supplementary Data"

101
The following materials from Sonoco Products Company’s Annual Report on Form 10-K for the year ended December 31, 2013, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets at December 31, 2013 and 2012, (ii) Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011, (iii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2013, 2012 and 2011, (iv) Consolidated Statements of Changes in Total Equity for the years ended December 31, 2013, 2012 and 2011, (v) Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011, and (vi) Notes to the Consolidated Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 30, 2014	By:	/s/ Barry L. Saunders
Barry L. Saunders
Vice President and Chief Financial Officer